UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 16, 2024
LanzaTech Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40282	92-2018969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8045 Lamon Avenue, Suite 400 Skokie, Illinois	60077
(Address of principal executive offices)	(Zip Code)
(847) 324-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LNZA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	LNZAW	The Nasdaq Stock Market LLC

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
LanzaTech Global, Inc. (the “Company” or “LanzaTech”) announced that Sushmita Koyanagi has been appointed to serve as Chief Accounting Officer of LanzaTech, effective as of December 16, 2024.
Ms. Koyanagi, age 47, is a seasoned finance professional with extensive experience in accounting, financial reporting, process improvement, and managing large teams. She has served in senior roles at Equity LifeStyle Properties, JP Morgan Chase, and Deloitte, and holds certifications as a CPA and Chartered Accountant. Her educational background includes a Master's in Accounting from Victoria University and a Bachelor of Accounting from Delhi University.
Concurrently, George Dimitrov, who has served as LanzaTech’s Vice President of Finance, focused on accounting and financial reporting since 2015, has been appointed to the newly created role of Senior Vice President, Finance and Business Operations for LanzaTech Nutritional Protein (LNP). To capitalize on the estimated $1 trillion alternative protein market, LanzaTech is enhancing its biorefining capabilities to produce LanzaTech Nutritional Protein (LNP), a microbial protein developed through its proprietary gas fermentation process. Mr. Dimitrov’s extensive expertise and knowledge of LanzaTech’s business is expected to significantly contribute to the success of this business offering.
Both Ms. Koyanagi and Mr. Dimitrov will report to LanzaTech’s Chief Financial Officer, Geoff Trukenbrod.
In consideration of Ms. Koyanagi’s appointment, the Company and Ms. Koyanagi have entered into an employment agreement. There are no other arrangements or understanding pursuant to which Ms. Koyanagi was selected as Chief Accounting Officer. There are no family relationships among any of the Company’s directors or executive officers and Ms. Koyanagi. There are no related party transactions between the Company and Ms. Koyanagi reportable under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 16, 2024

LANZATECH GLOBAL, INC.

By:	/s/ Joseph Blasko
Name:	Joseph Blasko
Title:	General Counsel and Corporate Secretary
3